AMENDMENT NO. 5 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT This AMENDMENT NO. 5 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT is dated as of April 10, 2024 (this “Amendment”), among AMERESCO, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the “Guarantors” and collectively with the Borrower, the “Loan Parties”), THE LENDERS PARTY HERETO (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”). WHEREAS, the Loan Parties, the Lenders, and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement dated as of March 4, 2022, as amended by an Amendment No. 1 thereto dated as of June 9, 2022, Amendment No. 2 thereto dated as of March 17, 2023, Amendment No. 3 dated as of August 24, 2023, and Amendment No. 4 dated as of December 11, 2023, among the Borrower, the Guarantors, the Lenders, and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, the Loan Parties, the Administrative Agent and the Lenders wish to extend the Maturity Date of the Delayed Draw Term A Loan and make certain other changes to the Credit Agreement, and accordingly revise the Credit Agreement, as described herein; NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Credit Agreement is hereby amended as follows: 1. Capitalized Terms. Except as otherwise expressly defined herein, all capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby. 2. Amendment to Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended to delete in their entirety the final paragraph of the definition of “Applicable Rate,” and the definition of “Maturity Date” and replace them with the following: “Applicable Rate” means … … Notwithstanding anything to the contrary contained in this definition, (i) the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b) and (ii) the Applicable Rate shall be set at Pricing Level 1 from the Amendment No. 5 Effective Time until the repayment in full of the Delayed Draw Term A Loans. Any adjustment in the Applicable Rate shall be applicable to all Credit Extensions then existing or subsequently made or issued. “Maturity Date” means (a) with respect to the Revolving Facility, March 4, 2025, (b) with respect to the Term A Facility, March 4, 2025, and (c) with respect to the Delayed 136743141v.4

2 Draw Term A Facility, August 15, 2024; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. Section 1.01 of the Credit Agreement is hereby further amended to insert the following new definitions in alphabetical order: “Amendment No. 5” means Amendment No. 5 to Fifth Amended and Restated Credit Agreement dated as of April 10, 2024, among the Borrower, the Guarantors, the Lenders and the Administrative Agent. “Amendment No. 5 Effective Time” means the first Business Day on which each of the conditions of the effectiveness of Amendment No. 5 pursuant to Section 6 thereof has been satisfied. (b) Section 2.07 of the Credit Agreement is hereby amended by deleting paragraph (a) in its entirety and replacing it with the following: (a) Term Loans. The Borrower shall repay to the Term Lenders the aggregate principal amount of all Term A Loans outstanding in quarterly principal installments on the last Business Day of each quarter commencing March 31, 2024, in the amount of $1,250,000, and shall pay (I) $7,500,000 of the aggregate principal amount of all Delayed Draw Term A Loans on or before May 15, 2024, (II) an additional $7,500,000 of the aggregate principal amount of the Delayed Draw Term A Loans on or before June 15, 2024, (III) an additional $7,500,000 of the aggregate principal amount of the Delayed Draw Term A Loans on or before July 15, 2024, and (IV) the balance of the outstanding principal amount of all Delayed Draw Term A Loans on August 15, 20241 (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05), unless accelerated sooner pursuant to Section 8.02; provided, however, that (i) the final principal repayment installment of the Term A Loans shall be repaid on the Maturity Date for the Term A Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term A Loans outstanding on such date, (ii) if any principal repayment installment to be made by the Borrower (other than principal repayment installments on Term SOFR Loans) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be and (iii) if any principal repayment installment to be made by the Borrower on a Term SOFR Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day. 1 Note: The payment of $5,000,000 aggregate principal amount of the Delayed Draw Term A Loans, as provided in Section 6(c) of this Amendment, is a condition of the effectiveness of this Amendment.

3 (c) Section 2.09 of the Credit Agreement is hereby amended by deleting clause (iii) of paragraph (b) and replacing it with the following clause (iii): (iii) The Borrower shall pay to each Term Lender on each of May 31, 2024, June 30, 2024, and July 31, 2024, a fee equal to 0.125% of the outstanding principal balance of such Lender’s Delayed Draw Term A Loan as of each of May 31, 2024, June 30, 2024, and July 31, 2024, respectively. (d) Section 6.16 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following: (a) The Borrower shall promptly use commercially reasonable efforts to raise and close on (no later, assuming normal market conditions, than May 15, 2024) a minimum of $100,000,000 from the issuance of Equity Interests or Subordinated Indebtedness of the Borrower, the Net Cash Payments of which shall be applied immediately upon receipt (i) to prepay the unpaid principal balance of the Delayed Draw Term A Loan and (ii) the balance to reduce the Revolving Loan. (b) Until the Delayed Draw Term A Facility has been paid in full, the Borrower shall provide to the Administrative Agent: (i) a weekly update to its liquidity forecast in the form previously provided to the Administrative Agent, and (ii) on or before May 15, 2024, a revised liquidity forecast (replacing (i) above), in form and substance reasonably satisfactory to the Administrative Agent and the Lenders and thereafter weekly updates to such revised liquidity forecast. 3. Confirmation of Guaranty by Guarantors. Each Guarantor hereby confirms and agrees that all indebtedness, obligations or liabilities of the Borrower under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Guaranteed Obligations” under and as defined in the Credit Agreement and, subject to the limitation set forth in Section 10.01 of the Credit Agreement, are guaranteed by and entitled to the benefits of the Guaranty set forth in Article X of the Credit Agreement. Each Guarantor hereby ratifies and confirms the terms and provisions of such Guarantor’s Guaranty and agrees that all of such terms and provisions remain in full force and effect. 4. Confirmation of Security Interests. Each Loan Party hereby confirms and agrees that all indebtedness, obligations and liabilities of the Loan Parties under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Secured Obligations” under and as defined in the Credit Agreement and are secured by the Collateral and entitled to the benefits of the grant of security interests pursuant to the Security Agreement. The Loan Parties hereby ratify and confirm the terms and provisions of the Security Agreement and agree that, after giving effect to this Amendment, all of such terms and provisions remain in full force and effect. 5. No Default; Representations and Warranties, etc. The Loan Parties hereby confirm that, after giving effect to this Amendment, (i) the representations and warranties of the Loan

4 Parties contained in Article V of the Credit Agreement and the other Loan Documents (A) that contain a materiality qualification are true and correct on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (B) that do not contain a materiality qualification are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (ii) no Default or Event of Default shall have occurred and be continuing. Each Loan Party hereby further represents and warrants that (a) the execution, delivery and performance by such Loan Party of this Amendment (i) have been duly authorized by all necessary action on the part of such Loan Party, (ii) will not violate any applicable law or regulation or the organizational documents of such Loan Party, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on such Loan Party or any of its assets that will have a Material Adverse Effect, and (iv) do not require any consent, waiver, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or any Person (other than the Administrative Agent and the Lenders) which has not been made or obtained; and (b) it has duly executed and delivered this Amendment. 6. Conditions to Effectiveness. This Amendment shall become effective upon the receipt by the Administrative Agent of all of the following: (a) counterparts of this Amendment duly executed by the Loan Parties, the Administrative Agent and all the Lenders or written evidence reasonably satisfactory to the Administrative Agent that such parties have signed a counterpart of this Amendment; (b) such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Amendment or the other Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent; (c) payment by the Borrower to the Term Lenders of $5,000,000 of the aggregate principal amount of the Delayed Draw Term A Loans; and (d) payment by the Borrower to each Term Lender of a fee equal to $15,000. 7. Miscellaneous. (a) Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. This Amendment shall constitute a Loan Document. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment. (b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission (in .pdf format) will be effective as delivery of a

5 manually executed counterpart hereof. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of a Person without further verification and (b) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by a manually executed, original counterpart. (c) This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (d) The Loan Parties agree to pay all reasonable expenses, including legal fees and disbursements, incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby. [Signature Pages Follow]

[Signature Page to Amendment No. 5 to Fifth Amended and Restated Ameresco Credit Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment, which shall be deemed to be a sealed instrument as of the date first above written. BORROWER AMERESCO, INC. By:/s/ Spencer Doran Hole___________________ Spencer Doran Hole Treasurer, Executive Vice President and Chief Financial Officer GUARANTORS AMERESCO FEDERAL SOLUTIONS, INC. AMERESCO PLANERGY HOUSING, INC. AMERESCO SELECT, INC. AMERESCOSOLUTIONS, INC. APPLIED ENERGY GROUP INC. SIERRA ENERGY COMPANY By:/s/ Spencer Doran Hole___________________ Spencer Doran Hole Senior Vice President and Treasurer JUICE TECHNOLOGIES, INC. By: /s/ Spencer Doran Hole __________________________ Spencer Doran Hole Treasurer AMERESCO SOUTHWEST, INC. By: /s/ Spencer Doran Hole___________________ Spencer Doran Hole Senior Vice President and Treasurer

[Signature Page to Amendment No. 5 to Fifth Amended and Restated Ameresco Credit Agreement] E.THREE CUSTOM ENERGY SOLUTIONS, LLC, By: Sierra Energy Company, its sole member By: /s/ Spencer Doran Hole___________________ Spencer Doran Hole Senior Vice President and Treasurer AMERESCO ASSET SUSTAINABILITY GROUP LLC AMERESCO CT LLC AMERESCO DELAWARE ENERGY LLC AMERESCO EVANSVILLE, LLC AMERESCO HAWAII LLC AMERESCO INTELLIGENT SYSTEMS, LLC AMERESCO LFG HOLDINGS LLC AMERESCO NAVY YARD PEAKER LLC AMERESCO PALMETTO LLC AMERESCO SOLAR, LLC AMERESCO SOLAR NEWBURYPORT LLC AMERESCO STAFFORD LLC SELDERA LLC SOLUTIONS HOLDINGS, LLC By: Ameresco, Inc., its sole member By: /s/ Spencer Doran Hole___________________ Spencer Doran Hole Treasurer, Executive Vice President and Chief Financial Officer AMERESCO SOLAR – PRODUCTS LLC AMERESCO SOLAR – SOLUTIONS LLC AMERESCO SOLAR – TECHNOLOGIES LLC By: Ameresco Solar LLC, its sole member By: Ameresco, Inc., its sole member By: /s/ Spencer Doran Hole___________________ Spencer Doran Hole Treasurer, Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 5 to Fifth Amended and Restated Ameresco Credit Agreement] ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A. By: _/s/ Anthony W. Kell __________________________ Name: Anthony W. Kell Title: Vice President LENDER: BANK OF AMERICA, N.A. By: __/s/ John F. Lynch____________________________ Name: John F. Lynch Title: Senior Vice President LENDER FIFTH THIRD BANK, NATIONAL ASSOCIATION By: /s/ Robert V. Botschka Name: Robert V. Botschka Title: Managing Director LENDER KEYBANK NATIONAL ASSOCIATION By: /s/ Renee M. Bonnell Name: Renee M. Bonnell Title: Senior Vice President

[Signature Page to Amendment No. 5 to Fifth Amended and Restated Ameresco Credit Agreement] LENDER WEBSTER BANK, N.A. By: /s/ Samuel Pepe Name: Samuel Pepe Title: Managing Director LENDER M&T BANK, successor by merger to PEOPLE’S UNITED BANK, N.A. By: /s/ Moke Wolfe Name: Moke Wolfe Title: Senior Vice President